Exhibit 99.15

Condensed Combined Unaudited Interim Financial Statements

BLACK SWAN SUBJECT COMPANIES

As of March 31, 2023 and December 31, 2022 and

for the Three Months Ended March 31, 2023 and 2022

BLACK SWAN SUBJECT COMPANIES

BLACK SWAN SUBJECT COMPANIES

Condensed Combined Unaudited Balance Sheets

As of March 31, 2023 and December 31, 2022

(in thousands)

	March 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$5,414	$3,074
Accounts receivable, net	32,946	43,376
Prepaid expenses and other current assets	742	690

Total current assets	39,102	47,140
Oil and gas property and equipment, based on successful efforts method of accounting, net	711,445	621,018
Other property and equipment, net	13,423	12,588

Total assets	$763,970	$680,746

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities:
Accounts payable	$27,811	$36,386
Oil and gas sales payable	5,739	7,662
Affiliate payable	4,323	23,602
Accrued liabilities	42,126	33,584

Total current liabilities	79,999	101,234
Noncurrent liabilities:
Asset retirement obligations	5,789	5,753

Total noncurrent liabilities	5,789	5,753

Total liabilities	85,788	106,987

Commitments and contingencies (Note 8)
Members’ equity	678,182	573,759

Total liabilities and members’ equity	$763,970	$680,746

See notes to the condensed combined unaudited interim financial statements

BLACK SWAN SUBJECT COMPANIES

Condensed Combined Unaudited Statements of Operations

For the Three Months Ended March 31, 2023 and 2022

(in thousands)

	Three Months Ended March 31,
	2023	2022
REVENUES:
Crude oil, natural gas, and NGL sales	$81,788	$18,190
Saltwater disposal revenues	14	10

Total revenues	81,802	18,200

OPERATING EXPENSES:
Lease operating and workover expenses	10,517	4,748
Exploration expense	51	12
Severance and ad valorem taxes	4,128	895
Depletion, depreciation and amortization expense	33,638	5,765
Acquisition-related costs	—	39
General and administrative	966	1,032

Total operating expenses	49,300	12,491

Income from operations	32,502	5,709
OTHER INCOME:
Other income	23	—

Total other income	23	—

INCOME BEFORE INCOME TAXES	32,525	5,709
Income tax expense	(820)	—

NET INCOME	$31,705	$5,709

See notes to the condensed combined unaudited interim financial statements

BLACK SWAN SUBJECT COMPANIES

Condensed Combined Unaudited Statements of Equity

For the Three Months Ended March 31, 2023 and 2022

(in thousands)

	Three Months Ended March 31,
	2023	2022
Beginning Balance	$573,759	$288,344
Contributions from parent, net	72,718	7,586
Net income	31,705	5,709

Ending Balance	$678,182	$301,639

See notes to the condensed combined unaudited interim financial statements

BLACK SWAN SUBJECT COMPANIES

Condensed Combined Unaudited Statements of Cash Flows

For the Three Months Ended March 31, 2023 and 2022

(in thousands)

	Three Months Ended March 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$31,705	$5,709
Adjustments to reconcile net income to net cash provided by operating activities
Depletion, depreciation and amortization	33,564	5,706
Accretion expense	74	59
Changes in operating assets and liabilities:
Accounts receivable, net	10,430	(1,691)
Prepaid expenses and other current assets	(52)	(444)
Accounts payable	(8,575)	1,230
Oil and gas sales payable	(1,923)	(79)
Affiliate payable	(19,279)	492
Accrued liabilities	8,542	13,748

Net cash provided by operating activities	54,486	24,730

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to oil and gas properties	(123,723)	(31,235)
Acquisitions of oil and gas properties	—	(1,849)
Acquisitions of other property and equipment	(1,141)	(1,191)

Net cash used in investing activities	(124,864)	(34,275)

CASH FLOWS FROM FINANCING ACTIVITIES:
Contributions from parent, net	72,718	7,586

Net cash provided by financing activities	72,718	7,586

Net increase (decrease) in cash and cash equivalents	2,340	(1,959)
Cash and cash equivalents at beginning of year	3,074	4,580

Cash and cash equivalents at end of year	$5,414	$2,621

See notes to the condensed combined unaudited interim financial statements

BLACK SWAN SUBJECT COMPANIES

Notes to Condensed Combined Unaudited Interim Financial Statements

As of March 31, 2023 and December 31, 2022 and

for the Three Months Ended March 31, 2023 and 2022

Note 1. Organization and Summary of Significant Accounting Policies

Description

Black Swan Permian, LLC, (“BSP”) was formed on November 28, 2018 as a wholly owned subsidiary of Black Swan Oil & Gas, LLC (“BSOG”). BSP owns working interests in various oil and gas properties in the Permian Basin in West Texas. The existing properties of BSP are primarily located in Martin County, Texas, which is prospective for the horizontal development of the Spraberry, Wolfcamp and other oil-weighted formations in the Midland Basin, a sub-basin of the Permian Basin.

Black Swan Operating, LLC, (“BSO”) was formed on October 11, 2017 as a wholly owned subsidiary of BSOG and is the operating entity for the oil and gas activities of BSP.

Black Swan EmployerCo, LLC, (“BSE”) was formed on October 17, 2017 as a wholly owned subsidiary of BSOG to provide general administrative and management services to BSP.

Basis of Presentation of Condensed Combined Unaudited Interim Financial Statements

These condensed combined unaudited interim financial statements (“financial statements”) have been prepared on a “carve-out” basis and derived from the historical results of operations, assets and liabilities of BSP and BSO along with an allocation of general and administrative expenses from BSE (collectively, the combined historical financial statements of BSP and BSO along with the allocation of general and administrative expenses of BSE are hereafter referred to as “Black Swan Subject Companies”).

The historical costs and expenses reflected in the financial statements of Black Swan Subject Companies include an allocation for certain corporate and shared service functions historically provided by BSE, including, but not limited to, executive oversight, accounting, treasury, tax, human resources, procurement, and other shared services. These expenses have been allocated to Black Swan Subject Companies and other affiliates of Black Swan Subject Companies on the basis of revenue, which is considered to be a reasonable reflection of the historical utilization levels of these services. The Black Swan Subject Companies believe the assumptions underlying its financial statements, including the assumptions regarding the allocation of general corporate expenses from BSE, are reasonable. Nevertheless, the financial statements may not include all of the actual expenses that would have been incurred had Black Swan Subject Companies operated as a standalone company during the periods presented and may not reflect its combined results of operations, financial position and cash flows had it operated as a standalone company during the periods presented herein. Actual costs that would have been incurred if Black Swan Subject Companies had operated as a standalone company would depend on multiple factors, including organizational structure and strategic decisions made in various areas, including human resources.

BLACK SWAN SUBJECT COMPANIES

Notes to Condensed Combined Unaudited Interim Financial Statements

As of March 31, 2023 and December 31, 2022 and

for the Three Months Ended March 31, 2023 and 2022

The financial statements of the Black Swan Subject Companies have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). Certain disclosures normally included in financial statements prepared in accordance with US GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. The accompanying financial statements and notes should be read in conjunction with the financial statements and notes included in the Black Swan Subject Companies combined financial statements as of and for the years ended December 31, 2022 and 2021. The accompanying financial statements in this report reflect all adjustments that are, in the opinion of management, necessary for a fair statement of Black Swan Subject Companies results of operations and cash flows for the three month periods ended March 31, 2023 and 2022 and its financial position as of March 31, 2023.

All significant intercompany accounts and transactions between the businesses comprising BSP and BSO have been eliminated in the accompanying financial statements. In addition, certain historical assets of Black Swan Subject Companies, such as portions of other property and equipment and prepaid assets, among others, have been excluded from these financial statements.

Note 2. Accounts Receivable

Components of accounts receivable include the following (in thousands):

	March 31, 2023	December 31, 2022
Crude oil, natural gas and NGL Sales	$28,351	$36,230
Joint interest billings	4,595	7,146

Gross accounts receivable	32,946	43,376
Allowance for doubtful accounts	—	—

Net accounts receivable	$32,946	$43,376

As of January 1, 2022, the accounts receivable balance representing amounts due or billable under the terms of contracts with purchasers was $5.4 million. Black Swan Subject Companies review accounts receivable periodically and reduces the carrying amount by a valuation allowance that reflects the best estimate of the amount that may not be collectible. No such allowance was considered necessary at March 31, 2023 and December 31, 2022.

BLACK SWAN SUBJECT COMPANIES

Notes to Condensed Combined Unaudited Interim Financial Statements

As of March 31, 2023 and December 31, 2022 and

for the Three Months Ended March 31, 2023 and 2022

Note 3. Oil and Natural Gas Properties

Capitalized Costs

Black Swan Subject Companies account for its oil and gas operations using the successful efforts method of accounting. The following table reflects the aggregate capitalized costs associated with Black Swan Subject Companies (in thousands):

	March 31, 2023	December 31, 2022
Oil and natural gas properties:
Proved properties	$754,330	$633,474
Unproved properties	65,879	63,052

Total oil and gas properties	820,209	696,526
Less: Accumulated depreciation, depletion and amortization	(108,764)	(75,508)

Oil and gas properties, net	$711,445	$621,018

There were no impairments of proved or unproved properties for the three months ended March 31, 2023 and 2022.

Note 4. Other Property and Equipment

Other property and equipment consists of the following (in thousands):

	March 31, 2023	December 31, 2022
Commercial disposal well and other surface assets	$13,789	$12,664
Land	2,392	2,392

Total property and equipment	16,181	15,056
Less: accumulated depreciation	(2,758)	(2,468)

Other property and equipment, net	$13,423	$12,588

Note 5. Revenue

Disaggregation of Revenue

The following table presents the disaggregation of crude oil, natural gas and natural gas liquids (“NGLs”) revenue of Black Swan Subject Companies (in thousands):

	Three Months Ended March 31,
	2023	2022
Crude oil	$77,006	$16,976
Natural gas	444	352
NGLs	4,338	862

Total crude oil, natural gas and NGL sales, net	$81,788	$18,190

BLACK SWAN SUBJECT COMPANIES

Notes to Condensed Combined Unaudited Interim Financial Statements

As of March 31, 2023 and December 31, 2022 and

for the Three Months Ended March 31, 2023 and 2022

Note 6. Asset Retirement Obligations

The following table presents changes in asset retirement obligations of Black Swan Subject Companies (in thousands):

	Three Months Ended March 31,
	2023	2022
Asset retirement obligations at beginning of period	$5,753	$4,998
Liabilities incurred	—	—
Revision of estimated obligation	(38)	—
Liabilities settled	—	—
Accretion expense on discounted obligation	74	59

Asset retirement obligations at end of period	$5,789	$5,057

Asset retirement obligations are considered a non-recurring level 3 fair value measurement.

Note 7. Fair Value Measurements

The carrying values of cash, accounts receivable, other current assets, accounts payable and accrued expenses included in the accompanying condensed combined unaudited balance sheets approximated fair value at March 31, 2023 and December 31, 2022.

Note 8. Commitments and Contingencies

Litigation

From time to time, Black Swan Subject Companies are subject to legal proceedings and claims that arise in the ordinary course of business. Like other oil and natural gas producers and marketers, operations are subject to extensive and rapidly changing federal and state environmental, health and safety, and other laws and regulations governing air emissions, wastewater discharges, and solid and hazardous waste management activities. Black Swan Subject Companies are not currently a party to any material legal proceeding and is not aware of any material legal or governmental proceedings, or contemplated to be brought against it.

BLACK SWAN SUBJECT COMPANIES

Notes to Condensed Combined Unaudited Interim Financial Statements

As of March 31, 2023 and December 31, 2022 and

for the Three Months Ended March 31, 2023 and 2022

Note 9. Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Black Swan Subject Companies are subject to the Texas margin tax. The components of the provision for income taxes from continuing operations of Black Swan Subject Companies three months ended March 31, 2023 is as follows (in thousands):

Three Months Ended March 31, 2023
Current
Federal	$—
State	—

Total current	—

Deferred
Federal	—
State	820

Total deferred	820

Total income tax provision	$820

The difference in the income tax provision of the Black Swan Subject Companies calculated using its effective rate of 2.5% for the three months ended March 31, 2023 from the amounts calculated by applying the U.S. federal income tax rate to its pretax income were due to the following items (in thousands):

Three Months Ended March 31, 2023
Net income before taxes	$32,525
Statutory rate	21%

Income tax provision computed at statutory rate	$6,830
Reconciling items:
Income not subject to corporate income taxes	(6,830)
State income taxes	820

Provision for income taxes	$820

BLACK SWAN SUBJECT COMPANIES

Notes to Condensed Combined Unaudited Interim Financial Statements

As of March 31, 2023 and December 31, 2022 and

for the Three Months Ended March 31, 2023 and 2022

The components of the Black Swan Subject Companies net deferred tax asset and liability were as follows (in thousands):

March 31, 2023
Deferred tax assets:
Net operating loss carryforwards	$—

Total deferred tax assets	—
Valuation allowance	—

Deferred tax assets after valuation allowance	$—

Deferred tax liabilities:
State tax	$3,781

Total deferred tax liabilities	$3,781

Total net deferred tax liability	$3,781

Note 10. Leases

For three months ended March 31, 2023 and 2022, the Black Swan Subject Companies recorded short-term lease payments in the condensed combined unaudited statements of operations in the amount of $0.1 million. For the three months ended March 31, 2023 and 2022, the Black Swan Subject Companies recorded short-term lease payments in oil and gas properties in the amount of $5.3 million and $1.7 million, respectively. These lease costs primarily relate to drilling rigs and other equipment used in development of our oil and gas properties under short-term lease contracts that we are not reasonably certain to renew.

Note 11. Affiliates

BSOG is controlled by EnCap Energy Capital Fund XI, LP (“Fund XI”), which is managed by EnCap Investments, LP (the “EnCap Investor”). In addition to Fund XI, the EnCap Investor manages several other funds, including EnCap Energy Capital Fund X, LP (“Fund X”). Effective as of February 14, 2020, Black Swan Subject Companies and PetroLegacy, an affiliate of Fund X, entered into a water disposal agreement, whereby Black Swan Subject Companies would dispose of PetroLegacy’s produced saltwater into its commercially permitted disposal well. For Black Swan Subject Companies, this resulted in $0.1 million of revenue for the three months ended March 31, 2023 and 2022.

Black Knight Midstream, LLC (“BKM”), a wholly owned subsidiary of BSOG, owns a crude oil gathering pipeline that commenced operations in March 2023. Subject to acreage dedication and pipeline connection agreements, certain wells of the Black Swan Subject Companies produced crude oil that was gathered by BKM for a fee. For the three months ended March 31, 2023, Black Swan Subject Companies incurred expenses of $0.1 million associated with BKM gathering system.

BLACK SWAN SUBJECT COMPANIES

Notes to Condensed Combined Unaudited Interim Financial Statements

As of March 31, 2023 and December 31, 2022 and

for the Three Months Ended March 31, 2023 and 2022

In addition, Black Swan Subject Companies own non-operated working interests and royalty interests in several PetroLegacy operated wells. For the three months ended March 31, 2023 and 2022, this resulted in a portion of capital expenditures of oil and gas properties of Black Swan Subject Companies of $22.1 million and $4.8 million, respectively. For the three months ended March 31, 2023, Black Swan Subject Companies had net revenue of $6.7 million and expenses of $0.7 million associated with these non-operated working interests and royalty interests. There were no revenues or expenses associated with these non-operated working interests and royalty interests for three months ended March 31, 2022.

Certain costs for corporate and shared service functions incurred by BSE have been allocated to the Black Swan Subject Companies. These allocated costs were $1.3 million and $1.0 million for three months ended March 31, 2023 and 2022, respectively, and are reflected as “general and administrative” in the accompanying condensed combined unaudited statements of operations.

The Black Swan Subject Companies have various transactions with companies that are considered affiliates due to common ownership by the EnCap Investor. Amounts due to affiliates was $4.3 million at March 31, 2023 and $23.6 million at December 31, 2022. These amounts are reflected as “affiliate payable” in the accompanying condensed combined unaudited balance sheets.

Note 12. Supplemental Disclosures to Condensed Combined Unaudited Interim Financial Statements

Accrued Liabilities

Accrued liabilities consisted of the following at the dates indicated (in thousands):

	March 31, 2023	December 31, 2022
Accrued oil and gas capital expenditures	$33,321	$25,849
Accrued lease operating and workover expenses	4,906	3,892
Deferred taxes	3,781	2,961
Accrued compensation costs	93	861
Other	25	21

Accounts payable and accrued liabilities	$42,126	$33,584

Note 13. Subsequent Events

On April 3, 2023, Ovintiv Inc. announced it had entered into a definitive purchase agreement to purchase the Black Swan Subject Companies, with an effective date of January 1, 2023. The purchase of the Black Swan Subject Companies is expected to close during the second fiscal quarter, subject to the satisfaction of customary closing conditions and customary closing adjustments.

In preparing the accompanying financial statements of Black Swan Subject Companies, management has evaluated all subsequent events and transactions for potential recognition or disclosure through May 8, 2023, the date the financial statements of Black Swan Subject Companies were available for issuance and concluded there were no other material subsequent events other than as described above.